UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

  ☐ Preliminary Proxy Statement

  ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

  ☐ Definitive Proxy Statement

  ☒ Definitive Additional Materials

  ☐ Soliciting Material Pursuant to §240.14a-12

GYRODYNE COMPANY OF AMERICA, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐     Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed: August 4, 2014

One Flowerfield, Suite 24

Saint James, New York 11780

IMPORTANT REMINDER

August 4, 2014

Dear Shareholder:

The Special Meeting of Gyrodyne Company of America, Inc. will take place on Thursday, August 14, 2014.

This letter is to remind you that your vote is important to Gyrodyne no matter how many or how few shares you own.

To date your vote or proxy has not been received. We encourage you to vote promptly using the enclosed duplicate proxy card. If it is convenient, you may also vote by telephone or the internet by following the instructions on the enclosed proxy card.

Your Board of Directors has carefully reviewed the merits of the merger proposal and unanimously recommends that shareholders vote "FOR" the proposal.

The leading proxy advisory firms Institutional Shareholder Services (ISS), Glass Lewis & Co., and Egan Jones have recommended that shareholders vote FOR the merger.

Please vote by telephone or internet today! Remember - every share and every vote counts! If you have any questions, please call our proxy solicitor, MacKenzie Partners, Inc., at (800) 322-2885.

Thank you for your continued support.

Sincerely,

Frederick C. Braun III

President and Chief Executive Officer

One Flowerfield, Suite 24

Saint James, New York 11780

 Gyrodyne Company of America, Inc.

PROXY FOR 2014 SPECIAL MEETING OF SHAREHOLDERS

VOTE BY INTERNET - www.proxyvoting.com/gyro

Use the internet to transmit your voting instructions up until
11:59 P.M. Eastern Time on August 13, 2014. Have your proxy
card in hand when you access the website and follow the instructions.

VOTE BY PHONE - 1-866-894-0535 (toll-free)

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on August 13, 2014. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to Gyrodyne Company of America, Inc. c/o MacKenzie Partners, Inc.
105 Madison Avenue, New York, New York 10016.

   CONTROL NUMBER

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 CONTINUED AND TO BE SIGNED ON REVERSE SIDE

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GYRODYNE COMPANY OF AMERICA, INC. SPECIAL MEETING OF

SHAREHOLDERS, AUGUST 14, 2014

Revocable Proxy

One Flowerfield, Suite 24

Saint James, New York 11780

PROXY/AUTHORIZATION AND DIRECTION FOR EXECUTION OF PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby designates Frederick C. Braun III, Gary J. Fitlin and Peter Pitsiokos, and each of them, their true and lawful agents and proxies with full power of substitution in each, to represent the undersigned and to vote the number of shares of the Company's common stock which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders of GYRODYNE COMPANY OF AMERICA, INC. to be held at Flowerfield Celebrations, Mills Pond Road, St. James, New York 11780 on August 14, 2014 at 11:00 A.M., and any adjournment thereof, and revoking all proxies heretofore given, as designated hereon. The above-named proxies of the undersigned are further authorized and directed to vote, in their discretion, on such other matters as may properly come before the meeting or any adjournment thereof. This proxy shall remain in effect for a period of one year from its date.

One Flowerfield, Suite 24

Saint James, New York 11780

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

The Notice of Meeting, Proxy Statement and Proxy Card are available at

 http://www.gyrodyne.com/proxy.php.

 FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR VOTED PROXY BY MAIL

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THIS PROXY/AUTHORIZATION AND DIRECTION FOR EXECUTION OF PROXY, IF PROPERLY EXECUTED, WILL BE VOTED

AS DIRECTED. IF NO DIRECTION IS MADE FOR A PROPOSAL, THE SHARES WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF

DIRECTORS' RECOMMENDATIONS.

Receipt of the Proxy Statement is hereby acknowledged.

A vote FOR Item 1 is recommended by the Board of Directors.		Dated: ______________________________________________________, 2014

1.

To consider and vote upon a proposal to authorize a proposed Plan of Merger and the transactions contemplated thereby under the New York Business Corporation Law, including the merger of Gyrodyne Company of America, Inc. and Gyrodyne Special Distribution, LLC into Gyrodyne, LLC.

Signature
☐ FOR ☐ AGAINST ☐ ABSTAIN

_____________________________________________________________

Title

SIGN ABOVE - Please sign exactly as your name appears hereon. If shares are registered in more than one name, all should sign but if one signs, it binds the others. When signing as attorney, executor, administrator, agent, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized person. If a partnership, please sign partnership name by an authorized person.

 CONTROL NUMBER

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